EXHIBIT 10.39

INTELLECTUAL PROPERTY SECURITY AGREEMENT

  THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT (the “Agreement”), dated as of October 31, 2006, is made by MODTECH HOLDINGS, INC., a Delaware corporation (the “Grantor”), in favor of LAURUS MASTER FUND, LTD. (“Laurus”).

  WHEREAS, pursuant to that certain Securities Purchase Agreement dated as of the date hereof by and between the Grantor and Laurus (as from time to time amended, restated, supplemented and/or otherwise modified, the “Securities Purchase Agreement”), Laurus has agreed to provide financial accommodations to the Grantor;

  WHEREAS, Laurus is willing to enter into the Securities Purchase Agreement, but only upon the condition, among others, that the Grantor shall have executed and delivered to Laurus this Agreement;

  NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor hereby agrees as follows:

Section 1 DEFINED TERMS.

(a) When used herein the following terms shall have the following meanings:

  “Copyrights” means all works capable of copyright under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office, and the right to obtain all renewals of any of the foregoing.

  “Copyright Licenses” means all written agreements relating to any Copyright, including agreements providing the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright, and whether Grantor is named as licensor, licensee or otherwise.

  “General Intangibles” shall have the meaning provided thereto in Section 9-102 of the UCC, as amended, restated or otherwise modified from time to time.

  “IP Licenses” shall mean Copyright Licenses, Patent Licenses and Trademark Licenses.

  “Patents” means (a) all letters patent of the United States, any other country or any political subdivision thereof, and all reissues and extensions of such letters patent, (b) all applications for letters patent of the United States or any other county and all divisions, continuations and continuations-in-part thereof, and (c) all rights to obtain any reissues or extensions of the foregoing.

  “Patent Licenses” means all agreements, whether written or oral, relating to any Patent, including agreements providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, and whether Grantor is named as licensor, licensee or otherwise.

  “Trademarks” means (a) all trademarks, trade names, corporate names, business names, fictitious business names, trade styles, services marks, logos, domain names and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or political subdivision thereof, or otherwise, and all common-law rights thereto, and (b) the right to obtain all renewals thereof.

  “Trademark Licenses” means, collectively, each agreement, whether written or oral, relating to any Trademark, including agreements providing for the grant by or to any Grantor of any right to use any Trademark, and whether Grantor is named as licensor, licensee or otherwise.

(b) All capitalized terms used but not otherwise defined herein have the meanings given to them in the Purchase Agreement.

Section 2 GRANT OF SECURITY INTEREST IN INTELLECTUAL PROPERTY COLLATERAL. To secure the complete and timely payment of all the Obligations of the Grantor now or hereafter existing from time to time, the Grantor hereby grants to Laurus a continuing first priority security interest in all of the Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Collateral”):

(a) all of its Patents and Patent Licenses to which it is a party including those referred to on Schedule I hereto;

(b) all of its Trademarks and Trademark Licenses to which it is a party including those referred to on Schedule II hereto;

(c) all of its Copyrights and Copyright Licenses to which it is a party including those referred to on Schedule III hereto;

(d) all renewals, reissues, continuations or extensions of the foregoing;

(e) all goodwill of the business connected with the use of, and symbolized by, each Patent, each Patent License, each Trademark, each Trademark License, each Copyright and each Copyright License; and

(f) all products and proceeds of the foregoing, including, without limitation, any claim by the Grantor against third parties for past, present or future (i) infringement or dilution of any Patent or Patent licensed under any Patent License, (ii) injury to the goodwill associated with any Patent or any Patent licensed under any Patent License, (iii) infringement or dilution of any Trademark or Trademark licensed under any Trademark License, (iv) injury to the goodwill associated with any Trademark or any Trademark licensed under any Trademark License, (v) infringement or dilution of any Copyright or Copyright licensed under any Copyright License, and (vi) injury to the goodwill associated with any Copyright or any Copyright licensed under any Copyright License.

Section 3 REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants that:

(a)  Such Grantor does not have any interest in, or title to, any Patent, Trademark, Copyright or any IP License, except as set forth in Schedule I, Schedule II and Schedule III, respectively, hereto.

(b) Except as set forth in Schedule I, Schedule II and Schedule III, the Grantor either is the sole owner of the Patents, Trademarks and Copyrights, or has the sole right to use the Patents, Trademarks and Copyrights, free and clear of all liens or other encumbrances.

(c) Except as set forth on Schedule 3(c), each of the Patents, Trademarks and Copyrights is valid and enforceable, and there is no claim that the use of any of them violates the rights of any third party.

(d) The IP Licenses are in full force and effect, and the Grantor is not in breach or default under any of the IP Licenses.

(e) This Agreement is effective to create a valid and continuing first priority lien on and perfected security interests in favor of Laurus in all of the Grantor’s Patents, Trademarks, Copyrights and IP Licenses and such perfected security interests are enforceable as such as against any and all creditors of, and purchasers from, the Grantor.

(f) Upon the filing of (i) appropriate financing statements, all action necessary to perfect Laurus’ first priority lien on the Grantor’s Patents, Trademarks and IP Licenses shall have been duly taken and (ii) the security interest in the Copyrights with the Copyright Office, all action necessary to perfect Laurus’ first priority lien on the Grantor’s Copyrights shall have been duly taken.

Section 4 COVENANTS. Each Grantor covenants and agrees with Laurus that from and after the date of this Agreement:

(a) Such Grantor shall notify Laurus promptly (and in any event within three (3) Business Days following such occurrence) if it knows or has reason to know that any application or registration relating to any Patent, Trademark or Copyright (now or hereafter existing) may become abandoned or dedicated, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding the Grantor’s ownership of or right to use any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

(b) In no event shall the Grantor, either directly or through any agent, employee, licensee or designee, file an application for the registration of any Patent, Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency without giving Laurus prior written notice thereof, and, upon request of Laurus, the Grantor shall execute and deliver a supplement hereto (in form and substance satisfactory to Laurus) to evidence Laurus’ lien on such Patent, Trademark or Copyright, and the General Intangibles of the Grantor relating thereto or represented thereby.

(c) Other than for those Trademarks and/or trademarks owned by a third party and subject to a Trademark License set forth on Schedule 4(c) hereto, such Grantor shall take all actions necessary or requested by Laurus to continue to use all Trademarks (and all trademarks owned by a third party and subject to a Trademark License) and maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of the Patents or Trademarks (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings. Such Grantor hereby acknowledges that those Trademark and/or trademarks owned by a third party and subject to a Trademark License which are set forth on Schedule 4(c) are not necessary for the continued operation of such Grantor’s business.

(d) In the event that any of the Collateral is infringed upon, misappropriated or diluted by a third party, the Grantor shall notify Laurus promptly after the Grantor learns thereof. Such Grantor shall, unless it shall reasonably determine that such Collateral is in no way material to the conduct of its business or operations, promptly shall take such actions as Laurus shall reasonably deem appropriate under the circumstances to protect such Collateral.

(e) At any time and from time to time, upon the written request of Laurus and at the sole expense of the Grantor, the Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Laurus may reasonably request (i) to obtain the full benefits of this Agreement, (ii) to protect, preserve and maintain Laurus’ rights in the Collateral and under this Agreement, and/or (iii) to enable Laurus to exercise all or any of the rights and powers herein granted.

Section 5 MASTER SECURITY AGREEMENT. The security interests granted pursuant to this Agreement are granted in conjunction with the security interests granted to Laurus by the Grantor pursuant to the Master Security Agreement. Each Grantor and Laurus hereby acknowledges and affirms that the rights and remedies of Laurus with respect to the security interest in the Collateral made and granted hereby are more fully set forth in the Master Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

Section 6 REINSTATEMENT. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

Section 7 EXECUTION OF POWER OF ATTORNEY. Concurrently with the execution and delivery hereof, the Grantor (a) shall execute and deliver to Laurus, in the form of Exhibit A hereto, ten (10) originals of a Power of Attorney for the implementation of the assignment, sale or other disposal of the Trademarks pursuant to Section 5 hereof and (b) shall execute and deliver to Laurus, in the form of Exhibit B hereto, ten (10) originals of a Power of Attorney for the implementation of the assignment, sale or other disposal of the Copyrights pursuant to Section 5 hereof. Laurus shall not exercise its rights under the foregoing Powers of Attorney unless an Event of Default shall have occurred and be continuing.

Section 8 INDEMNIFICATION. (a) Each Grantor assumes all responsibility and liability arising from the use of the Patents, Trademarks and/or Copyrights and the Grantor hereby indemnifies and holds Laurus harmless from and against any claim, suit, loss, damage or expense (including reasonable attorneys’ fees) arising out of the Grantor’s operations of its business from the use of the Patents, Trademarks and/or Copyrights. (b) In any suit, proceeding or action brought by Laurus under any IP License for any sum owing thereunder, or to enforce any provisions of such IP License, Grantor will indemnify and keep Laurus harmless from and against all expense, loss or damage suffered by reason of any defense, set off, counterclaim, recoupment or reduction or liability whatsoever of the obligee thereunder, arising out of a breach of the applicable Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligee or its successors from the Grantor, and all such obligations of the Grantor shall be and remain enforceable against and only against the Grantor and shall not be enforceable against Laurus.

Section 9 NOTICES. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Securities Purchase Agreement.

Section 10 TERMINATION OF THIS AGREEMENT. Subject to Section 6 hereof, this Agreement shall terminate upon indefeasible payment in full in cash of all Obligations and irrevocable termination of the Securities Purchase Agreement.

[Signature Page to Follow]

  IN WITNESS WHEREOF, the Grantor has caused this Intellectual Property Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

MODTECH HOLDINGS, INC.

By:

Name:
Title:

ACCEPTED AND ACKNOWLEDGED BY:

LAURUS MASTER FUND, LTD.

By:
Name: Title:

STATE OF ____________ )
  ) ss:
COUNTY OF __________ )

On the ____ day of ___________, 2006, before me personally came _______________________ to me known, who being by me duly sworn, did depose and say s/he is the ______________ of Modtech Holdings, Inc., the corporation described in and which executed the foregoing instrument; and that s/he signed her/his name thereto by order of the board of directors of said corporation.

Notary Public My Commission Expires:

SCHEDULE I
TO
INTELLECTUAL PROPERTY SECURITY AGREEMENT

I. PATENT REGISTRATIONS

Grantor	Patent	Reg. No.	Date
None.

II. PATENT APPLICATIONS

Grantor	Patent	Application No.	Date
None.

III. PATENT LICENSES

Grantor	Patent	Reg. No.	Date	Exclusivity	Type of License
None.

SCHEDULE II
TO
INTELLECTUAL PROPERTY SECURITY AGREEMENT

Trademark	Owner	Status	Application/ Registration Number	Filing Date
Modcrete	Modtech Holdings, Inc.	Abandoned 2/11/05	78/208,029	1/28/03

Modtech Telecom	Modtech Holdings, Inc.	Abandoned 12/9/04	76/371,867	2/14/02

United Modular	Modtech Holdings, Inc.	Registered 7/23/02	2,598,642	12/7/99

Modtech	Modtech Holdings, Inc.	Registered 3/25/03	2,699,855	1/18/02

United Modular Technology	Modtech Holdings, Inc.	Abandoned 4/18/02	75/866,601	12/7/99

The Right Space, At the Right Time, For the Right Price	Modtech Holdings, Inc.	Pending	78/680,057	7/27/05

All trademarks are applied for and registered only in the United States. The Company has not licensed any trademarks from third parties or licensed any of its trademarks to third parties. The Company currently only uses the trademarks "Modtech" and "The Right Space, At the Right Time, For the Right Price" in its business. The other marks are no longer in use.

By letter dated April 4, 2006, Modular Technology, Inc., an Arizona Corporation, asserted through its attorneys that the Company’s use of the mark “MODTECH” violated its rights to the mark “MOD TECH” in Arizona. The Company has not responded to the letter or received any further communications from Modular Technology, Inc. or its attorneys.

SCHEDULE III
TO
INTELLECTUAL PROPERTY SECURITY AGREEMENT

Copyrights/Title	Owner	Status	Registration Number	Registration Date
Architectural Plans & Drawings for 2 story relocatable classroom building 30' x 33'	Modtech Holdings, Inc.	Registered	VA-1-160-334	9/26/02

Architectural Plans & Drawings for 2 story relocatable classroom buildings 48' x 40' expandable to 216' x 40'	Modtech Holdings, Inc.	Registered	VA-1-149-006	9/25/02

Architectural Plans & Drawings for relocatable classroom building 30' x 32' expandable to 270' x 32'	Modtech Holdings, Inc.	Registered	VA-1-149-005	9/25/02

Architectural Plans & Drawings for relocatable classroom buildings 24' x 40' expandable to 144' x 40'	Modtech Holdings, Inc.	Registered	VA-1-147-591	9/23/02

Architectural Plans & Drawings for 24' x 40' relocatable building	Modtech, Inc. (predecessor to Modtech Holdings, Inc.)	Registered	VA-902-842	7/20/98

Architectural Plans & Drawings for 24' x 40' relocatable building	Modtech, Inc. (predecessor to Modtech Holdings, Inc.)	Registered	VA-902-841	7/20/98

Architectural Plans & Drawings for 24' x 40' relocatable building for model PC266	Modtech, Inc. (predecessor to Modtech Holdings, Inc.)	Registered	VA-880-041	4/15/98

Architectural Plans & Drawings for 24' x 40' classroom : model PC24	Modtech, Inc. (predecessor to Modtech Holdings, Inc.)	Registered	VAu-391-214	3/17/98

Architectural work for 24' x 40' classroom : model PC24	Modtech, Inc. (predecessor to Modtech Holdings, Inc.)	Registered	VAu-391-215	3/17/98

Architectural Plans & Drawings for 24' x 40' classroom floor plan	Modtech, Inc. (predecessor to Modtech Holdings, Inc.)	Registered	VAu-404-099	3/17/98

Architectural Plans & Drawings for 24' x 40' classroom foundation plan	Modtech, Inc. (predecessor to Modtech Holdings, Inc.)	Registered	Vau-404-100	3/17/98

The Company has not licensed any of its copyrights from or to third parties.

EXHIBIT A

SPECIAL POWER OF ATTORNEY

STATE OF NEW YORK	)
) ss:
COUNTY OF NEW YORK	)

KNOW ALL MEN BY THESE PRESENTS, that Modtech Holdings, Inc., a corporation formed under the laws of Delaware with its principal office at 2830 Barrett Avenue, Perris, California 92571 (“Company”), pursuant to an Intellectual Property Security Agreement dated as of ____________ ___, 2006 (as amended, modified, restated and/or supplemented from time to time, the “Agreement”), hereby appoints and constitutes Laurus Master Fund, Ltd., with offices at c/o M&C Corporate Services Limited, P.O. Box 309 GT, Ugland House, George Town, South Church Street, Grand Cayman, Cayman Islands (the “Laurus”), its true and lawful attorney, with full power of substitution, and with full power and authority to perform the following acts on behalf of Company:

I.
Assigning, selling or otherwise disposing of all right, title and interest of Company in and to the Trademarks listed on Schedule I of the Agreement, the trademarks which are added to the same subsequent hereto, and all registrations and recordings thereof, and all pending applications therefor, recording, registering and filing of, or accomplishing any other formality with respect to the foregoing, and executing and delivering any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose;

II.	Executing any and all documents, statements, certificates or other papers necessary or advisable in order to obtain the purposes described above as Laurus may in its sole discretion determine.

This power of attorney is made pursuant to the Agreement and may not be revoked until the payment in full of all Obligations (as defined in the Agreement) and the irrevocable termination of the Agreement.

Dated: ____________ ___, 2006

MODTECH HOLDINGS, INC.

By:
Name: Title:

STATE OF ____________	)
) ss:
COUNTY OF __________	)

 On the ____ day of ____________, 2006, before me personally came _______________________ to me known, who being by me duly sworn, did depose and say s/he is the ______________ of Modtech Holdings, Inc., the corporation described in and which executed the foregoing instrument; and that s/he signed her/his name thereto by order of the board of directors of said corporation.

Notary Public My Commission Expires:

SCHEDULE I

TRADEMARK REGISTRATIONS

GRANTOR	REG. NO.	MARK	COUNTRY	REG. DATE

TRADEMARK APPLICATIONS

GRANTOR	SER. NO.	MARK	COUNTRY	FILING DATE

EXHIBIT B

SPECIAL POWER OF ATTORNEY

STATE OF NEW YORK	)
) ss:
COUNTY OF NEW YORK	)

KNOW ALL MEN BY THESE PRESENTS, that Modtech Holdings, Inc., a corporation formed under the laws of Delaware with its principal office at 2830 Barrett Avenue, Perris, California 92571 (“Company”), pursuant to an Intellectual Property Security Agreement dated as of ____________ ___, 2006 (as amended, modified, restated and/or supplemented from time to time, the “Agreement”), hereby appoints and constitutes Laurus Master Fund, Ltd., with offices at c/o M&C Corporate Services Limited, P.O. Box 309 GT, Ugland House, George Town, South Church Street, Grand Cayman, Cayman Islands (the “Laurus”), its true and lawful attorney, with full power of substitution, and with full power and authority to perform the following acts on behalf of Company:

I.
Assigning, selling or otherwise disposing of all right, title and interest of Company in and to the Copyrights listed on Schedule II of the Agreement, the copyrights which are added to the same subsequent hereto, and all registrations and recordings thereof, and all pending applications therefor, recording, registering and filing of, or accomplishing any other formality with respect to the foregoing, and executing and delivering any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose;

II.	Executing any and all documents, statements, certificates or other papers necessary or advisable in order to obtain the purposes described above as Laurus may in its sole discretion determine.

This power of attorney is made pursuant to the Agreement and may not be revoked until the payment in full of all Obligations (as defined in the Agreement) and the irrevocable termination of the Agreement.

Dated: ____________ ___, 2006

MODTECH HOLDINGS, INC.

By:
Name: Title:

STATE OF ____________	)
) ss:
COUNTY OF __________	)

On the ____ day of ____________, 2006, before me personally came _______________________ to me known, who being by me duly sworn, did depose and say s/he is the ______________ of Modtech Holdings, Inc., the corporation described in and which executed the foregoing instrument; and that s/he signed her/his name thereto by order of the board of directors of said corporation.

Notary Public My Commission Expires:

SCHEDULE II

COPYRIGHT REGISTRATIONS

Grantor	Copyright	Reg. No.	Date

COPYRIGHT APPLICATIONS

Grantor	Copyright	Date